UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of the Securities Exchange Act Of 1934

Date of report (Date of earliest event reported): September 30, 2021

XpresSpa Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34785	20-4988129
(Commission File Number)	(IRS Employer Identification No.)

254 West 31st Street, 11th Floor, New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)

(212) 309-7549

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XSPA	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 30, 2021, XpresSpa Group, Inc. (the “Company” or “XpresSpa Group”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the five proposals described below.

As of the record date for the Annual Meeting, there were 105,569,045 shares of common stock outstanding and entitled to vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting, 51,774,299 (49.04% of the total outstanding) shares of common stock were represented in person or by proxy.

The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Item 1: The following five nominees were elected or reelected to serve on the Board of Directors until the 2022 Annual Meeting of Stockholders or until their respective successors have been elected and qualified, or until their earlier resignation or removal, having received the following votes:

Name	For	Withheld	Broker Non-Votes
Douglas Satzman	14,459,374	1,873,680	35,441,245
Bruce T. Bernstein	10,583,896	5,749,158	35,441,245
Robert Weinstein	14,231,351	2,101,703	35,441,245
Donald E. Stout	13,999,552	2,333,502	35,441,245
Michael Lebowitz	14,382,712	1,950,342	35,441,245

Item 2: The appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified, having received the following votes:

For	Against	Abstentions	Broker Non-Votes
50,184,473	722,424	867,402	—

Item 3: The proposal to approve an amendment to XpresSpa Group’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock by 100,000,000 shares was not approved, having received the following votes:

For	Against	Abstentions	Broker Non-Votes
32,494,144	19,079,027	201,128	—

Item 4: The compensation of XpresSpa Group’s named executive officers was approved, on an advisory basis, by stockholders, having received the following votes:

For	Against	Abstentions	Broker Non-Votes
10,082,890	5,708,377	541,787	35,441,245

Item 5: The proposal to approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve Items 2 through 4 was approved, having received the following votes:

For	Against	Abstentions	Broker Non-Votes
35,468,319	15,468,149	837,831	—

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit
Number Description

104 Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XpresSpa Group, Inc.

Date: October 4, 2021	By:	/s/ Douglas Satzman
	Name:	Douglas Satzman
	Title:	Chief Executive Officer